SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant has caused his report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                DirectView, Inc.

                                By: /s/Jeffrey Robbins
                                -----------------------
November 18, 2005               Jeffrey Robbins
                                President, principal executive officer


November 18, 2005               By: /s/ Michele Ralston
                                -----------------------
                                Michele Ralston, acting Chief Financial Officer

                                  Exhibit 31.1


Certification of the President pursuant to Section 302 of the Sarbanes-Oxley Act of 2002


         I, Jeffrey Robbins, certify that:

         1. I have reviewed this Form 10-QSB/A of DirectView, Inc. for the three and six months ended June 30, 2005;

         2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

         3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report;

         4. The small business issuer's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the small business issuer and have:

(a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

                       (b) evaluated the effectiveness of the small business
                      issuer's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

                       (c) disclosed in this report any change in the small
                      business issuer's internal control over financial reporting that occurred during the small business issuer's most recent fiscal quarter (the small business issuer's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting; and

         5. The small business issuer's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the small business issuer's auditors and the audit committee of the small business issuer's board of directors (or persons performing the equivalent functions):

                       (a) all significant deficiencies and material weaknesses
                      in the design or operation of internal control over financial reporting which are reasonably like to adversely affect the small business issuer's ability to record, process, summarize and report financial information; and

                       (b) any fraud, whether or not material, that involves
                      management or other employees who have a significant role in the small business issuer's internal control over financial reporting.

Date: November 18, 2005

/s/Jeffrey Robbins
Jeffrey Robbins
President, principal executive officer